                                                                     EXHIBIT 4.2

                         SYBRON DENTAL MANAGEMENT, INC.

                                FIRST AMENDMENT
                              TO CREDIT AGREEMENT

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 10, 2002 and entered into by and among SYBRON DENTAL MANAGEMENT, INC., a Delaware corporation ("COMPANY"), KERR CORPORATION, a Delaware corporation ("KERR"), ORMCO CORPORATION, a Delaware corporation ("ORMCO"), and PINNACLE PRODUCTS, INC., a Wisconsin corporation ("PINNACLE"; each of Company, Kerr, Ormco and Pinnacle are individually referred to herein as a "DOMESTIC BORROWER" and collectively, on a joint and several basis, as the "DOMESTIC BORROWERS"), HAWE NEOS HOLDING SA, a corporation organized under the laws of Switzerland ("OFFSHORE BORROWER"; Offshore Borrower and each of the Domestic Borrowers are each individually referred to herein as a "Borrower" and collectively, as the "BORROWERS"), SYBRON DENTAL SPECIALTIES, INC., a Delaware corporation ("HOLDINGS"), the financial institutions listed on the signature pages hereof ("LENDERS") and CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of June 6, 2002 (the "CREDIT AGREEMENT"), by and among Domestic Borrowers, Offshore Borrower, Holdings, Lenders, LaSalle Bank National Association, as syndication agent, Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, Fleet National Bank and Credit Lyonnais, New York Branch, as co-documentation agents and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) allow Holdings to repurchase or redeem, as the case may be, Common Stock and Senior Subordinated Notes for Cash consideration in an aggregate amount not to exceed $25,000,000 and (ii) make certain other amendments as set forth below:

          NOW, THEREFORE, in consideration of the premises and the agreements provisions and covenants herein contained, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 AMENDMENTS TO SECTION 1: DEFINITIONS.

          A. Subsection 1.1 of the credit Agreement is hereby amended by adding thereto the following definitions:

          "EXCESS AVAILABILITY" means the sum of Revolving Loan Excess Availability plus Offshore Loan Excess Availability.

          "FIRST AMENDMENT EFFECTIVE DATE" means the date this Amendment to the Credit Agreement became effective in accordance with its terms.

          "OFFSHORE LOAN EXCESS AVAILABILITY" means the amount, as of any date of determination, by which (a) the Offshore Loan Commitments exceeds (b) the Total Utilization of Offshore Loan Commitments, as determined by Administrative Agent.

          "REVOLVING LOAN EXCESS AVAILABILITY" means the amount, as of any date of determination, by which (a) the Revolving Loan Commitments exceeds (b) the Total Utilization of Revolving Loan Commitments, as determined by Administrative Agent.

1.2  AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

          A. Subsection 7.5 of the Credit Agreement is hereby amended by deleting the period at the end of clause (iv) of such subsection and substituting therefore a semicolon and inserting the following clauses (v) and
(vi) immediately following such clause (iv):

               "(v) From and after the First Amendment Effective Date, Holdings may purchase or redeem, as the case may be, Common Stock and/or Senior Subordinated Notes for Cash consideration in an aggregate amount not to exceed $25,000,000 during the term of this Agreement, so long as:
          (a) no Event of Default or Potential Event of Default has occurred and is continuing or would be caused by any such purchase or redemption;
          (b) immediately before and after giving effect to such transaction Excess Availability is at least $75,000,000; and (c) the Governing Body of Holdings has determined that any such transaction is for fair market value and in the best interests of Holdings and its Subsidiaries; and

               (vi) From and after the First Amendment Effective Date, Company and Pinnacle may make Restricted Junior Payments to Holdings to the extent necessary to permit Holdings to purchase or redeem, as the case may be, Common Stock and/or Senior Subordinated Notes to the extent permitted by clause (v) above, so long as (a) no Event of Default or Potential Event of Default has occurred and is continuing or would be caused by any such Restricted Junior Payment, (b) Holdings is permitted to make Restricted Junior Payments as provided for in clause
          (v) above and (c) Holdings applies the amount of any such Restricted Junior Payment for such purpose."

     SECTION 2. COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Holdings and each Borrower jointly and severally represent and warrant to each Lender that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Holdings and each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Holdings and each Borrower.

          C. NO CONFLICT. The execution and delivery by Holdings and each Borrower of this Amendment and the performance by Holdings and each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its

Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such conflicts, breaches or defaults which could not reasonably be expected to result in a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be, obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by Holdings and each Borrower of this Amendment and the performance by Holdings and each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

          E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Holdings and each Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of Holdings and each Borrower, enforceable against Holdings and each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     SECTION 3. MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Holdings and each Borrower acknowledges that all costs, fees and expenses as described in subsection 11.4 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) receipt by Administrative Agent from Borrowers of an amendment fee for each Lender that has executed and delivered a counterpart of this Amendment on or prior to December 10,2002, equal to 0.125% of the sum of (x) such Lender's Term Loan Exposure, plus (y) such Lender's Revolving Loan Exposure, plus (z) such Lender's Offshore Loan Exposure, (ii) the execution of a counterpart hereof by Holdings, each Borrower, each other Loan Party and Requisite Lenders and (iii) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     SECTION 4. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each guarantor listed on the signature pages hereof ("GUARANTORS") hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

[The remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                                SYBRON DENTAL MANAGEMENT, INC.


                                        By:  /s/ STEPHEN J. TOMASSI
                                             ----------------------------------
                                        Name:  Stephen J. Tomassi
                                        Title: Authorized Representative


HOLDINGS:                               SYBRON DENTAL SPECIALTIES, INC.

                                        By: /s/ STEPHEN J. TOMASSI
                                        ----------------------------------------
                                        Name:  Stephen J. Tomassi
                                        Title: Vice President,Secretary
                                        and General Counsel


OTHER
DOMESTIC
BORROWERS:                              KERR CORPORATION

                                        By: /s/ STEPHEN J. TOMASSI
                                        ----------------------------------------
                                        Name:  Stephen J. Tomassi
                                        Title: Authorized Representative


                                        ORMCO CORPORATION

                                        By: /s/ STEPHEN J. TOMASSI
                                        ----------------------------------------
                                        Name:  Stephen J. Tomassi
                                        Title: Authorized Representative

                                        PINNACLE PRODUCTS, INC.

                                        By: /s/ STEPHEN J. TOMASSI
                                        ----------------------------------------
                                        Name:  Stephen J. Tomassi
                                        Title: Authorized Representative


OFFSHORE
BORROWER:                               HAWE NEOS HOLDING SA

                                        By: /s/ STEPHEN J. TOMASSI
                                        ----------------------------------------
                                        Name:  Stephen J. Tomassi
                                        Title: Authorized Representative


AGENTS AND LENDERS:                     CREDIT SUISSE FIRST BOSTON, as
                                           Administrative Agent

                                        By: /s/ KRISTIN LEPRI
                                        ----------------------------------------
                                        Name:  Kristin Lepri
                                        Title: Associate

                                        By: /s/ JULIA KINGSBURY
                                        ----------------------------------------
                                        Name:  Julia Kingsbury
                                        Title: Vice President

                                        CREDIT SUISSE FIRST BOSTON, CAYMAN
                                        ISLANDS BRANCH

                                        By: /s/ Dana Klein
                                        ----------------------------------------
                                        Name:  Dana Klein
                                        Title: Director

                                        By: /s/ Christopher Lally
                                        ----------------------------------------
                                        Name:  Christopher Lally
                                        Title: Vice President

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        individually and as a Syndication Agent

                                        By: /s/ LORA BACKOFEN
                                        ----------------------------------------
                                        Name:   Lora B. Backofen
                                        Title:  Vice President

                                         CREDIT LYONNAIS NEW YORK BRANCH,
                                         individually and as a Co-Documentation
                                         Agent

                                         By: /s/ CHARLES HEIDELECK
                                         ---------------------------------------
                                         Name:   Charles Heideleck
                                         Title:  Senior Vice President

                                         BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO
                                         BRANCH, individually and as a
                                         Co-Documentation Agent

                                         By: /s/ SHINICHIRO MUNECHIKA
                                         ---------------------------------------
                                         Name:  Shinichiro Munechika
                                         Title: Deputy General Manager

                                         FLEET NATIONAL BANK,
                                           individually and as a
                                           Co-Documentation Agent

                                         By: /s/ GORDON B. COUGHLIN
                                         ---------------------------------------
                                         Name:  Gordon B. Coughlin
                                         Title: Vice President

                                         Notice Address:
                                         100 Federal Street
                                         Boston, MA 02110
                                         Attention:  Bart Coughlin
                                         Telefacsimile:  (617) 434-2472


                                         NATIONAL CITY BANK

                                         By: /s/ TOM GURBACH
                                         ---------------------------------------
                                         Name:  Tom Gurbach
                                         Title: Vice President

                                         WEBSTER BANK

                                         By: /s/ GAIL BRUHN
                                         ---------------------------------------
                                         Name:  Gail Bruhn
                                         Title: Vice President

                                         ALLIED IRISH BANKS PLC.

                                         By: /s/ RIMA TERRADISTA/JOHN FARRACE
                                         ---------------------------------------
                                         Name:  Rima Terradista/John Farrace
                                         Title: Senior Vice Presidents

                                        ABBEY NATIONAL TREASURY SERVICES PLC
                                         (U.S. BRANCH)

                                        By:  /s/ BARRIE WILLIAMS
                                        ----------------------------------------
                                        Name:  Barrie Williams
                                        Title: Senior Manager

                                        ORIX FINANCIAL SERVICES, INC.

                                        By: /s/ LISA NOWAKOWSKI
                                        ----------------------------------------
                                        Name:  Lisa Nowakowski
                                        Title: Vice President

                                        THE BANK OF NEW YORK

                                        By: /s/ MICHAEL V. FLANNERY
                                        ----------------------------------------
                                        Name:  Michael V. Flannery
                                        Title: Vice-President

                                        COMERICA WEST INCORPORATED

                                        By: /s/ ELISE M. WALKER
                                        ----------------------------------------
                                        Name:  Elise M. Walker
                                        Title: Assistant Vice-President

                                        Addison CDO, Limited (#1279)

                                        By: Pacific Investment Management
                                        Company, LLC, as its Investment Advisor

                                        By: /s/ MOHAN V. PHANSALKER
                                        ----------------------------------------
                                        Name: Mohan V. Phansalker
                                        Title: Executive Vice President


                                        Intercontinental CDO, S.A.(#1284)

                                        By: Pacific Investment Management
                                        Company, LLC, as its Investment Advisor

                                        By: /s/ MOHAN V. PHANSALKER
                                        ----------------------------------------
                                        Name: Mohan V. Phansalker
                                        Title: Executive Vice President


                                        Wrigley CDO, Limited (#1285)

                                        By: Pacific Investment Management
                                        Company, LLC, as its Investment Advisor

                                        By: /s/ MOHAN V. PHANSALKER
                                        ----------------------------------------
                                        Name: Mohan V. Phansalker
                                        Title: Executive Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point CLO, Limited as
                                        Term Lender

                                        By: /s/ DIANE J.EXTER
                                        ----------------------------------------
                                        Name: Diane J. Exter
                                        Title: Managing Director Portfolio
                                        Manager


                                        The Sumitomo Trust & Banking Co., Ltd
                                        New York Branch

                                        By: /s/ ELIZABETH A. QUIRK
                                        ----------------------------------------
                                        Name: Elizabeth A. Quirk
                                        Title: Vice President

                                        Avalon Capital Ltd.

                                        By: INVESCO Senior Secured Management,
                                        Inc. As Pportfolio Advisor

                                        By: /s/ THOMAS H.B. EWALD
                                        ----------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        Saratoga CLO I, Limited

                                        By: INVESCO Senior Secured Management,
                                        Inc. As Asset Manager

                                        By: /s/ THOMAS H.B> EWALD
                                        ----------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        MIZUHO Corporate Bank, LTD

                                        By: /s/ MASAHITO FUKUDA
                                        ----------------------------------------
                                        Name: Masahito Fukuda
                                        Title: Sr. Vice President & Group Head


                                        Natexis Banques Populaires

                                        By: /s/ FRANK H. MADDEN, JR.
                                        ----------------------------------------
                                        Name: Frank H. Madden, Jr.
                                        Title: Vice President & Group Manger

                                        By: /s/ JOSEPH A. MILLER
                                        ----------------------------------------
                                        Name: Joseph A. Miller
                                        Title: Associate


                                        BRYN MAWR CLO, LTD

                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manger

                                        By: /s/ DAN HATTORI
                                        ----------------------------------------
                                        Name: Dan Hattori
                                        Title: Sr. Vice President


                                        Jupiter Loan Funding LLC

                                        By: /s/ DIANA L. MUSHILL
                                        ----------------------------------------
                                        Name: Diana L. Mushill
                                        Title: Asst. Vice President


                                        PPM Spyglass Funding Trust

                                        By: /s/ DIANA L. MUSHILL
                                        ----------------------------------------
                                        Name: Diana L. Mushill
                                        Title: Asst. Vice President


                                        PPM Shadow Creek Funding LLC

                                        By: /s/ DIANA L. MUSHILL
                                        ----------------------------------------
                                        Name: Diana L. Mushill
                                        Title: Asst. Vice President

                                        Harbour Town Funding LLC

                                        By: /s/ DIANA L. MUSHILL
                                        ----------------------------------------
                                        Name: Diana L. Mushill
                                        Title: Asst. Vice President


                                        Forest Creek CLO, LTD.

                                        By: Deerfield Capital Management LLC, as
                                        its Collateral Manager

                                        By: /s/ DAN HATTORI
                                        ----------------------------------------
                                        Name: Dan Hattori
                                        Title: Senior Vice President


                                        Senior Debt Portfolio

                                        By: Boston Management and Research as
                                        Investment Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Eaton Vance Senior Income Trust

                                        By: Eaton Vance Management Investment
                                        Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Grayson & Co.

                                        By: Boston Management and Research as
                                        Investment Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Eaton Vance Institutional Senior Loan
                                        Fund

                                        By: Eaton Vance Management Investment
                                        Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Oxford Strategic Income Fund

                                        By: Eaton Vance Management Investment
                                        Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President

                                        Eaton Vance CDO III, LTD

                                        By: Eaton Vance Management Investment
                                        Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Eaton Vance CDO IV, LTD

                                        By: Eaton Vance Management Investment
                                        Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Constantine Eaton Vance CDO V, LTD

                                        By: Eaton Vance Management Investment
                                        Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Big Sky Senior Loan Fund, LTD

                                        By: Eaton Vance Management Investment
                                        Advisor

                                        By: /s/ PAYSON F. SWAFFIELD
                                        ----------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President


                                        Fidelity Advisor Series II: Fidelity

                                        Advisor Floating Rate High Income Fund

                                        By: /s/ FRANCIS V. KNOX, JR.
                                        ----------------------------------------
                                        Name: Francis V.Knox
                                        Title: Assistant Treasurer


                                        Rosemont CLO, Ltd.

                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager

                                        By: /s/ DAN HATTORI
                                        ----------------------------------------
                                        Name: Dan Hattori
                                        Title: Senior Vice President


                                        Sequils-Cumberland I, Ltd.

                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager

                                        By: /s/ DAN HATTORI
                                        ----------------------------------------
                                        Name: Dan Hattori
                                        Title: Senior Vice President


                                        Apex (IDM) CDO I. Ltd.

                                        By: David L. Babson & Company Inc., as
                                        its Collateral Manager

                                        By: /s/ JOHN STELWAGON
                                        ----------------------------------------
                                        Name: John Stelwagon
                                        Title: Managing Director

                                        Tryon CLO Ltd. -2000-I

                                        By: David L. Babson & Company Inc., as
                                        its Collateral Manager

                                        By: /s/ JOHN STELWAGON
                                        ----------------------------------------
                                        Name: John Stelwagon
                                        Title: Managing Director


                                        ELC (Cayman) Ltd. 1999-III

                                        By: David L. Babson & Company Inc., as
                                        its Collateral Manager

                                        By: /s/ JOHN STELWAGON
                                        ----------------------------------------
                                        Name: John Stelwagon
                                        Title: Managing Director


                                        Sierra CLO I

                                        By: /s/ JOHN M. CASPARIAN
                                        ----------------------------------------
                                        Name: John M. Casparian
                                        Title: Chief Operating Officer Centre
                                        Pacific LLC, Manager


                                        Hanover Square CLO Ltd.

                                        By: Blackstone Debt Advisors L.P. as
                                        Collateral Manager

                                        By: /s/ DEAN T. CRIARES
                                        ----------------------------------------
                                        Name: Dean T. Criares
                                        Title: Managing Director


                                        Venture II CDO 2002, Limited

                                        By: its Investment advisor, Barclays
                                        Bank PLC, New York Branch

                                        By: /s/ MARIA P. CRUZ
                                        ----------------------------------------
                                        Name: Maria P. Cruz
                                        Title: Manager


                                        Bank of Montreal

                                        By: /s/ S. VALIA
                                        ----------------------------------------
                                        Name: S. Valia
                                        Title: MD


                                        Olympic Funding Trust, Series 1999-1

                                        By: /s/ DIANA L. MUSHILL
                                        ----------------------------------------
                                        Name: Diana L. Mushill
                                        Title: Authorized Agent


                                        Winged Foot Funding Trust

                                        By: /s/ DIANA L. MUSHILL
                                        ----------------------------------------
                                        Name: Diana L. Mushill
                                        Title: Authorized Agent

                                        Ares VI CLO Ltd.

                                        By: Ares CLO Management VI, L.P.,
                                              Investment Manager

                                        By: Ares CLO GP VI, LLC,
                                              Its Managing Memeber

                                        By: /s/ JEFF MOORE
                                        ----------------------------------------
                                        Name: Jeff Moore
                                        Title: Vice President


                                        NOVA CDO 2001, LTD.

                                        By: /s/ DAVID MAHON
                                        ----------------------------------------
                                        Name: David Mahon
                                        Title: Vice President


                                        Centurion CDO II, Ltd.

                                        By: American Express Asset Management
                                        Group Inc. as Collateral Manager

                                        By: /s/ LEANNE STAVRAKIS
                                        ----------------------------------------
                                        Name: Leanne Stavrakis
                                        Title: Director - Operations


                                        Centurion CDO VI, Ltd.

                                        By: American Express Asset Management
                                        Group, Inc. as Collateral Manager

                                        By: /s/ LEANNE STAVRAKIS
                                        ----------------------------------------
                                        Name: Leanne Stavrakis
                                        Title: Director - Operations


                                        AIB Debt Managemetn LTD

                                        By: /s/ RIMA TERRADISTA
                                        ----------------------------------------
                                        Name: Rima Terradista
                                        Title: Vice President


                                        Sequilis - Centurion V, Ltd.

                                        By: American Express Asset Management
                                        Group Inc. as Collateral Manager

                                        By: /s/ LEANNE STRAVRAKIS
                                        ----------------------------------------
                                        Name: Leanne Stravrakis
                                        Title: Director - Operations

                                        C-SQUARED CDO LTD.

                                        By: TCW Advisors, Inc., as its Portfolio
                                        Manager

                                        By: /s/ G. STEVEN KALIN
                                        ----------------------------------------
                                        Name: G. Steven Kalin
                                        Title: Vice President


                                        ELF Funding Trust III

                                        By: New York Life Investment Management,
                                        LLC, as attorney-in-fact

                                        By: /s/ F. David Melka
                                        ----------------------------------------
                                        Name: F. David Melka
                                        Title: Vice President


                                        Octagon Investment Partners III, Ltd.

                                        By: Octagon Credit Investors, LLC as
                                        Portfolio Manager

                                        By: /s/ ANDREW D. GORDON
                                        ----------------------------------------
                                        Name: Andrew D. Gordon
                                        Title: Portfolio Manager


                                        General Electric Capital Corporation

                                        By: /s/ W. JEROME MCDERMOTT
                                        ----------------------------------------
                                        Name: W. Jerome McDermott
                                        Title: Duly Authorized Signatory


                                        IKB Capital Corporation

                                        By: /s/ DAVID SNYDER
                                        ----------------------------------------
                                        Name: David Snyder
                                        Title: President


                                        INDOSUEZ CAPITAL FUNDING VI, LIMITED

                                        By: Indosuez Capital as Collateral
                                        Manager

                                        By: /s/ PAUL O. TRAVERS
                                        ----------------------------------------
                                        Name: Paul O. Travers
                                        Title: Managing Director


                                        NEMEAN CLO, LTD.

                                        By: ING Capital Advisors LLC, as
                                        Investing Manager

                                        By: /s/ HELEN Y. RHEE
                                        ----------------------------------------
                                        Name: Helen Y. Rhee
                                        Title: Senior Vice President
                                                Portfolio Manager

                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                        By: /s/ HELEN Y. RHEE
                                        ----------------------------------------
                                        Name: Helen Y. Rhee
                                        Title: Senior Vice President
                                                Portfolio Manager


                                        ING PRIME RATE TRUST

                                        By: ING Investments, LLC, as Investment
                                        Manager

                                        By: /s/ JEFFREY A. BAKALAR
                                        ----------------------------------------
                                        Name: Jeffrey A. Bakalar
                                        Title: Senior Vice President


                                        PILGRIM CLO 1999-I LTD.

                                        By: ING Investments, LLC, as Investment
                                        Manager

                                        By: /s/ JEFFREY A. BAKALAR
                                        ----------------------------------------
                                        Name: Jeffrey A. Bakalar
                                        Title: Senior Vice President


                                        AVALON CAPITAL LTD.2

                                        By: INVESCO Senior Secured Management,
                                        Inc. As Portfolio Advisor

                                        By: /s/ THOMAS H.B. EWALD
                                        ----------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        SEQUILIS-LIBERTY, LTD.

                                        By: INVESCO Senior Secured Management,
                                        Inc. As Collateral Manager

                                        By: /s/ THOMAS H.B. EWALD
                                        ----------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        CHARTER VIEW PORTFOLIO

                                        By: INVESCO Senior Secured Management,
                                        Inc. As Investment Advisor

                                        By: /s/ THOMAS H.B. EWALD
                                        ----------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory